UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 26, 2006

AFFIRMATIVE INSURANCE HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-50795 (Commission File Number)	75-2770432 (I.R.S. Employer Identification Number)

4450 Sojourn Drive, Suite 500 Addison, Texas (Address of principal executive offices)		75001 (Zip code)
(972) 728-6300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Upon recommendation by the Nominating and Corporate Governance Committee, effective September 26, 2006, our Board of Directors (“Board”) appointed David I. Schamis to the Board and to the Compensation Committee of the Board. There are no agreements or understandings pursuant to which Mr. Schamis was appointed to the Board. Effective September 26, 2006, and upon recommendation by the Nominating and Corporate Governance Committee, the Board also appointed Nimrod T. Frazer to the Compensation Committee.
Further and effective September 26, 2006, Kevin R. Callahan resigned from the Compensation Committee.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.
By:	/s/ Mark E. Pape
Mark E. Pape
Executive Vice President and Chief Financial Officer

Date: October 2, 2006